UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):					January 10, 2021

Cooper Tire & Rubber Company
(Exact name of registrant as specified in its charter)

Delaware			001-04329		34-4297750
(State or other jurisdiction of incorporation)			(Commission File Number)		(I.R.S Employer Identification No.)

701 Lima Avenue,	Findlay,	Ohio	419-	423-1321	45840
(Address of principal executive offices)			(Registrant's telephone number)		(Zip Code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $1 par value per share			CTB		New York Stock Exchange
(Title of Each Class)			(Trading Symbol)		(Name of Each Exchange on which Registered)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2021, the Board of Directors (“Board”) of Cooper Tire & Rubber Company (the “Company”) elected Tyrone M. Jordan as a new director, effective immediately, for an initial term ending at the Company’s 2021 Annual Meeting of Stockholders or until his earlier resignation or removal. Mr. Jordan is not being appointed to any committees at this time. Mr. Jordan is the former President and Chief Operating Officer of DURA Automotive System, LLC. The Board has determined that, as of January 10, 2021, Mr. Jordan satisfies the definition of “independent director” under the listing standards of the New York Stock Exchange.

As a non-employee director, Mr. Jordan will receive compensation in the same manner as the Company’s other non-employee directors, which compensation the Company previously disclosed in the Company’s definitive proxy statement on Schedule 14A filed on March 26, 2020 with the Securities and Exchange Commission (the “SEC”).

On January 10, 2021, the Company also entered into an Indemnification Agreement (the “Indemnification Agreement”) with Mr. Jordan. The Indemnification Agreement is substantially the same as the form indemnification agreement for directors and executive officers that is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 20, 2006.

Item 7.01 Regulation FD Disclosure.

On January 11, 2021, the Company issued a press release (the “Press Release”) announcing the election of Mr. Jordan as a new director of the Company. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 7.01, as well as Exhibit 99.1, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Press release dated January 11, 2021
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	Cooper Tire & Rubber Company
January 11, 2021	By: /s/ Jack Jay McCracken
Name: Jack Jay McCracken
Title: Vice President, Assistant General Counsel & Assistant Secretary